UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 250

San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 369-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 5, 2023, MEI Pharma, Inc. (the “Company”) held its Annual Meeting. There were represented at the Annual Meeting, by proxy, 84,582,374 shares of the Company’s common stock, par value $0.00000002 per share (“Common Stock”), out of a total number of 133,260,865 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following five proposals at the Annual Meeting, casting their votes as described below.

Proposal 1. – Election of Director. The following individual, who was named as a nominee in the Company’s definitive proxy statement relating to the Annual Meeting, was elected by the Company’s stockholders by a plurality of votes cast to serve a three-year term on the Company’s Board of Directors which will expire at the Company’s annual meeting of stockholders for fiscal year 2026. Information on the vote relating to the director standing for election is set forth below:

Nominee	For	Withheld	Broker Non- Votes
Dr. Thomas C. Reynolds	49,024,478	5,277,845	30,280,051

Proposal 2. – Approval of Amended and Restated 2008 Stock Omnibus Equity Compensation Plan. Proposal 2 was to approve the Amended and Restated MEI Pharma, Inc. 2008 Omnibus Equity Compensation Plan (the “2008 Equity Plan”) to increase the number of shares of common stock that may be subject to awards and to make certain other changes to the plan terms included in the plan document attached as Annex A to the definitive proxy statement relating to the Annual Meeting. The proposal was approved.

For	Against	Abstain	Broker Non- Votes
44,169,994	5,892,604	4,239,725	30,280,051

Proposal 3. – Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split. Proposal 3 was to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock by a ratio of any whole number between 1-for-10 and 1-for-20, at any time prior to June 30, 2023, with the exact ratio to be set within that range at the discretion of our Board of Directors, without further approval or authorization of the Company’s stockholders. The proposal was approved.

For	Against	Abstain
68,495,443	12,271,441	3,815,490

Proposal 4. – Advisory Vote on Executive Compensation. Proposal 4 was to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement. The proposal was approved.

For	Against	Abstain	Broker Non- Votes
43,376,299	6,778,476	4,147,548	30,280,051

Proposal 5. – Ratification of Appointment of BDO USA, LLP. Proposal 5 was to ratify the appointment of BDO USA, LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending June 30, 2023. The proposal was approved.

For	Against	Abstain
78,700,571	689,734	5,192,069

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

By:	/s/ Daniel P. Gold
Daniel P. Gold
Chief Executive Officer

Dated: January 6, 2023